Jewelers Mutual®
INSURANCE COMPANY
24 Jewelers Park Drive P.O. Box 468 Neenah, WI 54957-0468 USA
800-558-6411 • Fax 920-725-9401 • www.jewelersmutual.com

Jewelers Block Pak
Change Endorsement

Effective 02/01/2015

Policy Number	From	To	
55-003614	02/01/2015	02/01/2016	12:01 a.m. standard time

Named Insured and Address
Byrex Gems Inc
1101-21 Dundas Sq
Toronto ON M5B 1B7
CANADA

Agency
CJB INSURANCE SERVICES
130 BRIDGELAND AVE
STE 300
TORONTO, ON M6A 1Z4
CANADA

Agency Code: Agency Code: CJBB

This endorsement changes the coverages provided by this policy and is subject to all policy terms.
-Please read this carefully-

The following change(s) resulted in a **return of** ($1,282.00) and taxes and surcharges of ($114.25). This return will be applied to your outstanding balance.

Effective 02/01/2015, this endorsement becomes part of your policy. The coverage provided by this endorsement will apply to losses occurring during the policy period but only on or after the effective date of this endorsement. We provide the change(s) shown below:

The Business Owners Policy has been removed for location 2: Montreal.

jvandenb
03/11/2015

Jewelers Mutual®
INSURANCE COMPANY

24 Jewelers Park Drive P.O. Box 468 Neenah, WI 54957-0468 USA
800-558-6411 • Fax 800-781-0023 • www.jewelersmutual.ca

Jewelers Block Pak Policy Change Declaration

Effective 02/01/2015

Name and Address	**Policy Number**	**Policy Period**
Byrex Gems Inc 1101-21 Dundas Sq Toronto ON M5B 1B7 CANADA	55-003614	02/01/2015 to 02/01/2016 **12:01 a.m. standard time**

Agency CJBB	**Policy Coverage Parts Attached**	
CJB Insurance Services 130 Bridgeland Ave Ste 300 Toronto, ON M6A 1Z4 CANADA	Policy Premium Ontario Retail Sales Tax	$50,532 $4,042.56
	Total	**$54,574.56**

Named Insured
Byrex Gems Inc &/or Spectrum Jewellery Mfg Ltd &/or Florencia Fine Jewellers Inc &/or Florencia Fine Jewellery O/B 3805913 Canada Inc. &/or Ritche Auctions &/or Ritchie Auctioneers O/B 2282150 Ontario Inc.
Doing Business As: Corporation

Agreement

In return for your payment of the premium, we provide the coverages shown. Coverage applies to the described premises ONLY where a limit of insurance is shown, subject to all the terms of policy forms and endorsements shown.

References to First-Class Registered Mail include all forms of Registered Mail provided by the U.S. Postal Service.

IF YOU HAVE SHIPPING COVERAGE: Effective July 28, 2013, **Express Mail®** through the United States Postal Service has been renamed to **Priority Mail Express™**. This change does not affect the coverage on your policy labeled Express Mail. The Express Mail (now Priority Mail Express) coverage does not apply to items shipped via Priority Mail.

Policy Number: 55-003614

Policy Period:

12:01 a.m. standard time
02/01/2015 to 02/01/2016

Jewelers Block Pak Policy Change Declaration

Effective: 02/01/2015

For the purposes of the Insurance Companies Act (Canada), this document was issued in the course of the Company's insurance business in Canada.

For insurance business in Quebec, the Parties have expressly required that this Agreement and all documents relating hereto be drafted in English. Pour les opérations d'assurance au Québec, les parties aux présentes ont expressément exigé que la présente convention et tous les documents et avis qui y sont afférents soient rédigés en anglais.

This policy may contain a deductible clause that limits the amount payable.

Countersignature Date: 03/11/2015 Countersigned by:

In Witness Whereof, the Company has executed and attested these presents, but this policy shall not be valid unless countersigned by a duly authorized agent of the Company at the agency hereinbefore mentioned.

President & CEO

Corporate Secretary

Mutual Policy Conditions

This policy is issued by a mutual company having special regulations applicable to its organization, membership, policies or contracts of insurance, of which the following shall apply to and form a part of this policy:

Membership - This policy makes you a member of Jewelers Mutual Insurance Company. While this policy is in force, you are entitled to vote, in person or by proxy, at all meetings of the members.

Annual Meeting - The annual meeting of the members of the company is held at its home office in Neenah, Wisconsin on the third Wednesday in May, in each year, at 10:00 a.m. Notice printed in the policy is your notification of the time and place. If the Board of Directors changes the time or place of the meeting, notice of the change shall be mailed to each member at the address disclosed in this policy at least 10 days prior to the meeting.

Dividends - While this policy is in force, eligible policyholders may receive dividends in amounts and with classifications determined by the Board of Directors, in its sole discretion, to be fair and reasonable, pursuant to applicable insurance law and the Company Bylaws.

No Contingent Liability/Assessment - The holder of this policy is not subject to any contingent liability nor subject to assessment.

Policy Number: 55-003614

Policy Period:

12:01 a.m. standard time

02/01/2015 to 02/01/2016

Jewelers Block Pak Policy Change Declaration

Effective: 02/01/2015

1. **On The Described Premises Location # 1**
   1101-21 DUNDAS SQ
   TORONTO, ON M5B 1B7

Type of Business	**Construction**
Wholesale	Fire Resistive

Limit of insurance – The limit of insurance shown is the most we will pay for any one loss.

	Limit of Insurance	**Deductible**
a. Stock (Including customers' and memorandum/consignment property and samples)	$6,000,000	$10,000
b. Show window(s)		
1) Closed to business	ZERO	ZERO
2) Open to business	$6,000,000	$10,000

Policy Number: 55-003614

Policy Period:

12:01 a.m. standard time

02/01/2015 to 02/01/2016

Jewelers Block Pak Policy Change Declaration

Effective: 02/01/2015

On The Described Premises Location # 3
4-24 BELLAIR ST
TORONTO, ON M5R 2C7

Type of Business	**Construction**
Wholesale	Frame

Limit of insurance – The limit of insurance shown is the most we will pay for any one loss.

	Limit of Insurance	**Deductible**
a. Stock (Including customers' and memorandum/consignment property and samples)	$3,000,000	$10,000
b. Show window(s)		
1) Closed to business	ZERO	ZERO
2) Open to business	$3,000,000	$10,000

Policy Number: 55-003614

Policy Period:

12:01 a.m. standard time
02/01/2015 to 02/01/2016

Jewelers Block Pak Policy Change Declaration

Effective: 02/01/2015

2. Off All Described Premises

Limit of insurance – The limit of insurance shown is the most we will pay for any one loss.

	Limit of Insurance	Deductible
a. In transit by:		
1) Registered Mail through the U.S. Postal Service in excess of any coverage purchased from the U.S. Postal Service	$50,000	ZERO
2) Priority Mail Express through the U.S. Postal Service in excess of any coverage purchased from the U.S. Postal Service	$25,000	ZERO
3) Armored car service	ZERO	ZERO
4) Specified private, paid delivery service, or other contract or common carrier	ZERO	ZERO
5) Unspecified private, paid delivery service, or other contract common carrier (not including any service provided by the U.S. Postal Service)	$50,000	$10,000
b. In the custody of jewelry dealers not included in 2.d. This does not include property covered while entrusted to another jewelry dealer for safekeeping by someone covered in 2.d.	$150,000	$10,000
c. In the safe or vault of a bank, trust, or safe-deposit company	ZERO	ZERO
d. Property in the custody of you, your employee, a commissioned salesperson, or a person you hire for a short time when traveling off the described premises:	$25,000	$1,000
1) The most we will pay for any one loss involving an individual is the limit listed below or		
a) You, your employees, or a person you hire for a short time who carry property valued at more than $25,000:		

Policy Number: 55-003614

Policy Period:

12:01 a.m. standard time
02/01/2015 to 02/01/2016

Jewelers Block Pak Policy Change Declaration

Effective: 02/01/2015

	Limit of Insurance	Deductible
	Limit	Deductible
Name, City, State	$250,000	$10,000
Kashif Khan, Toronto, Ontario		

	Limit	Deductible
Name, City, State	$250,000	$10,000
Kenneth Cashmiro, Toronto, Ontario and/or Aaron McNeil, Toronto, Ontario		

	Limit	Deductible
Name, City, State	$100,000	$10,000
Kan Lai, Toronto, Ontario and/or Susanne Hermanns, Toronto, Ontario and/or Minh Ngo, Toronto, Ontario and/or Anish Nayyar, Toronto, Ontario and/or Taruna Poddar, Toronto, Ontario and/or Anar Martinez, Toronto, Ontario and/or Sylvie Mourocq, Toronto, Ontario		

	Limit	Deductible
Name, City, State	$250,000	$10,000
Jonty Friedman, Toronto, Ontario and/or Sam Poddar, Toronto, Ontario and/or Ravi Poddar, Toronto, Ontario		

	Limit	Deductible
Name, City, State	$250,000	$10,000
Manhar Parekh, Thornhill, Ontario		

	Limit	Deductible
Name, City, State	$150,000	$10,000
Trevor Johns, Toronto, Ontario		

	Limit	Deductible
Name, City, State	$50,000	$10,000
Any Authorized Principal, Officer, and/or Employee, Toronto, Ontario		

	Limit of Insurance	Deductible
2) The most we will pay for any one loss involving two or more individuals traveling together is the lesser of the sum of their limits or	$250,000	$10,000
e. Otherwise away from any described premises and not included in 2.a., b., c., or d.	ZERO	ZERO

Policy Number: 55-003614

Policy Period:

12:01 a.m. standard time

02/01/2015 to 02/01/2016

Jewelers Block Pak
Policy Change
Declaration

Effective: 02/01/2015

Location 1	1101-21 DUNDAS SQ TORONTO, ON M5B 1B7			
Building	**Territory**	**Class Code**	**Construction**	
1	701	Jewelry - Distributors	Fire Resistive	

Limit of insurance – The limit of insurance shown is the most we will pay for any one loss.

Property:	**Limit**	**Deductible**
Building – automatic increase	ZERO	ZERO
Business Personal Property - Replacement cost, automatic increase 4%	$500,000	$2,500
Business Personal Property Limit - Seasonal Increase %	25%	
Business Income and Extra Expense	Actual Loss Sustained	
Business Income - Ordinary Payroll Coverage	360 days	
Equipment Breakdown	$500,000	$2,500

Gold Package	**Limit**	**Deductible**
Accidental Spilling of Chemicals	$10,000	$500
Accounts Receivable (On Premises)	$50,000	$2,500
Business Income - Dependent Properties	$5,000	
Business Income - Unspecified Personal Property Off-premises	$5,000	
Business Income And Extra Expense - Civil Authority Mileage Increase	within 25 miles	
Business Income And Extra Expense - Newly Acquired Or Constructed Property	$100,000	
Debris Removal Amendment	$10,000	$2,500
Distance From Described Premises	1,000 feet	
Extended Business Income	60 days	
Extra Expense - Dependent Properties	$5,000	
Fire Department Service Charge	$15,000	
Fire Extinguisher Systems Recharge Expense	$5,000	
Fragile Articles Amendment	$2,500	$2,500
Furs (Theft) Limitation Amendment	$2,500	$2,500
Glass and Glass Expenses	$500,000	ZERO
Jewelry Limitation Amendment		
Theft Loss Per Occurrence Limit of Insurance	$5,000	
Per Item or Unit Limit Threshold	$300	
Locking Devices Replacement	$5,000	
Money And Securities (On Premises)	$25,000	ZERO
Money Orders And Counterfeit Money	$5,000	$2,500

Policy Number: 55-003614

Policy Period:

12:01 a.m. standard time

02/01/2015 to 02/01/2016

Jewelers Block Pak Policy Change Declaration

Effective: 02/01/2015

Gold Package	**Limit**	**Deductible**

Ordinance or Law Coverage:

Location Number	Bldg. Number	Coverage 1 (Check If Applies)	Coverage 2 Limit Of Insurance	Coverage 3 Limit Of Insurance	Coverages 2 And 3 Combined Limit Of Insurance*
1		X	ZERO	ZERO	$50,000

Business Income And Extra Expense Optional Coverage Enter Yes Or No: ______

Number Of Hours Waiting Period For Period Of Restoration Applicable To Business Income And Extra Expense Optional Coverage: ZERO

*Do **not** enter a Combined Limit of Insurance if individual Limits of Insurance are selected for Coverages 2 and 3, or if one of these Coverages is not applicable.

	Limit	Deductible
Outdoor Property	$3,500	$2,500
Patterns, Dies, Molds, and Forms Amendment	Follows BPP limit and deductible	
Personal effects	$2,500	Follows BPP
Pollutant Clean Up and Removal Expense	$10,000	$2,500
Primary Coverage for Personal Property of Others Not in the Jewelry Business	Follows BPP limit and deductible	
Signs Coverage (Outdoor) - On Premises	$10,000	$500
Valuable Papers and Records (On-Premises)	$25,000	$2,500
Water Back-up And Sump Overflow	$10,000	$2,500

Location 3 4-24 BELLAIR ST
TORONTO, ON M5R 2C7

Building	**Territory**	**Class Code**	**Construction**
1	701	Jewelry - Distributors	Frame

Limit of insurance – The limit of insurance shown is the most we will pay for any one loss.

Property:	**Limit**	**Deductible**
Building – automatic increase	ZERO	ZERO
Business Personal Property - Replacement cost, automatic increase 4%	$150,000	$2,500
Business Personal Property Limit - Seasonal Increase %	25%	
Business Income and Extra Expense	Actual Loss Sustained	
Business Income - Ordinary Payroll Coverage	360 days	
Equipment Breakdown	$150,000	$2,500

Gold Package	**Limit**	**Deductible**
Accidental Spilling of Chemicals	$10,000	$500
Accounts Receivable (On Premises)	$50,000	$2,500
Business Income - Dependent Properties	$5,000	
Business Income - Unspecified Personal Property Off-premises	$5,000	
Business Income And Extra Expense - Civil Authority Mileage Increase	within 25 miles	

Jewelers Block Pak Policy Change Declaration

Effective: 02/01/2015

Gold Package	**Limit**	**Deductible**
Business Income And Extra Expense - Newly Acquired Or Constructed Property	$100,000	
Debris Removal Amendment	$10,000	$2,500
Distance From Described Premises	1,000 feet	
Extended Business Income	60 days	
Extra Expense - Dependent Properties	$5,000	
Fire Department Service Charge	$15,000	
Fire Extinguisher Systems Recharge Expense	$5,000	
Fragile Articles Amendment	$2,500	$2,500
Furs (Theft) Limitation Amendment	$2,500	$2,500
Glass and Glass Expenses	$150,000	ZERO
Jewelry Limitation Amendment		
Theft Loss Per Occurrence Limit of Insurance	$5,000	
Per Item or Unit Limit Threshold	$300	
Locking Devices Replacement	$5,000	
Money And Securities (On Premises)	$25,000	ZERO
Money Orders And Counterfeit Money	$5,000	$2,500

Ordinance or Law Coverage:

Location Number	Bldg. Number	Coverage 1 (Check If Applies)	Coverage 2 Limit Of Insurance	Coverage 3 Limit Of Insurance	Coverages 2 And 3 Combined Limit Of Insurance*
3		X	ZERO	ZERO	$50,000

Business Income And Extra Expense Optional Coverage Enter Yes Or No: ________

Number Of Hours Waiting Period For Period Of Restoration Applicable To Business Income And Extra Expense Optional Coverage: ZERO

*Do not enter a Combined Limit of Insurance if individual Limits of Insurance are selected for Coverages 2 and 3, or if one of these Coverages is not applicable.

	Limit	**Deductible**
Outdoor Property	$3,500	$2,500
Patterns, Dies, Molds, and Forms Amendment	Follows BPP limit and deductible	
Personal effects	$2,500	Follows BPP
Pollutant Clean Up and Removal Expense	$10,000	$2,500
Primary Coverage for Personal Property of Others Not in the Jewelry Business	Follows BPP limit and deductible	
Signs Coverage (Outdoor) - On Premises	$10,000	$500
Valuable Papers and Records (On-Premises)	$25,000	$2,500
Water Back-up And Sump Overflow	$10,000	$2,500

At All Described Premises

Limit of insurance – The limit of insurance shown is the most we will pay for any one loss.

Policy Number: 55-003614

Policy Period:

12:01 a.m. standard time

02/01/2015 to 02/01/2016

Jewelers Block Pak Policy Change Declaration

Effective: 02/01/2015

Liability	Limit	Deductible
Liability and medical expenses each occurrence	$5,000,000 per occurrence	
Bodily injury and property damage		
Products and completed work		
Personal injury and advertising injury liability		
Non-owned and hired auto		
Supplemental coverages		
Liability and medical expenses aggregate	$5,000,000 per policy period	
Property Damage Liability Deductible		ZERO
Medical Expenses	$5,000 per person	
Broadened Coverage For Damage To Premises Rented To You	$300,000 per occurrence	
Products and Completed Operations Aggregate Limit of Insurance	$5,000,000 per policy period	
Cyber Package		
Data Compromise – Response Expense	$50,000	$1,000
Interruption Of Computer Operations	$10,000 per policy period	

Gold Package	Limit	Deductible
Accounts Receivable (Off Premises)	$10,000	$2,500
Appraisal Equipment Including Master Stones	$20,000	ZERO
Arson or Fraud Reward	$2,500	
Business Income Accounting Expense	$1,500	
Electronic Data	$10,000	$2,500
Employee Dishonesty or Employee Dishonesty and ERISA	$50,000	$5,000
Forgery or Alteration	$50,000	$5,000
Inventory and Appraisal Expense	$5,000	
Limited Piercing Liability Coverage (Above the Neck Piercing)	Follows Liability Limit	
Money And Securities (Off Premises)	$25,000	ZERO
Newly Acquired Or Constructed Property – Buildings	$500,000	$2,500
Newly Acquired Or Constructed Property - Business Personal Property	$250,000	$2,500
Sign Coverage (Stationary) - Off Premises	$5,000	$250
Unspecified Personal Property Off Premises	$25,000	$2,500
Unspecified Personal Property Off Premises - Unattended Vehicle	$10,000	$2,500
Valuable Papers And Records (Off-Premises)	$5,000	$2,500